UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Tandem Diabetes Care, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36189	20-4327508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11075 Roselle Street, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 366-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

On June 18, 2019, Tandem Diabetes Care, Inc. (the “Company”) reconvened its Annual Meeting of Stockholders (the “Annual Meeting”). There were 57,981,682 shares of the Company’s common stock (“Common Stock”) outstanding on March 28, 2019, the record date for the Annual Meeting. At the Annual Meeting, 50,870,270 shares of Common Stock were present in person or represented by proxy. The following sets forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement, filed with the SEC on April 11, 2019, which should be read together with the supplemental proxy materials filed on May 23, 2019, May 31, 2019, June 4, 2019 and June 14, 2019.

Proposal 1:  Election of three Class III directors to serve a three-year term to expire at the 2022 annual meeting of stockholders. The stockholders elected the three Class III directors by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes
Douglas A. Roeder	36,314,704	4,176,576	10,378,990
John F. Sheridan	39,445,450	1,045,830	10,378,990
Richard P. Valencia	39,440,723	1,050,557	10,378,990

Proposal 2:  Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accountant for the year ending December 31, 2019. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
50,497,791	300,869	71,610	0

Proposal 3:  Amendments to the Amended and Restated 2013 Stock Incentive Plan (the “2013 Plan”), to, among other things: (i) increase the number of shares of Common Stock reserved under the 2013 Plan by 5,000,000 shares, or from 6,726,135 to 11,726,135 shares, and (ii) change the methodology for determining the number of equity awards granted to our non-employee directors pursuant to our director compensation program. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
25,735,330	14,651,132	104,818	10,378,990

Proposal 4:  Advisory approval of the compensation of our named executive officers. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,447,059	19,924,715	119,506	10,378,990

Proposal 5:  Advisory approval of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. The proposal received the following votes:

Frequency	For
One Year	39,962,336
Two Years	161,098
Three Years	333,885
Abstain	33,961
Broker Non-Votes	10,378,990

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Legal & Compliance Officer

Date:  June 18, 2019